Divestitures	12 Months Ended
Dec. 31, 2020
Gains Losses On Disposals Of Noncurrent Assets [Abstract]
Divestitures

8. DIVESTITURES

On December 2, 2020, the Company sold its Marten Hills assets in northern Alberta to Headwater Exploration Inc. (“Headwater”) for total consideration of $138 million, excluding the retained GORR. A before-tax gain of $79 million was recorded on the sale (after-tax gain – $65 million). Total consideration received consists of $33 million in cash, 50 million common shares valued at $97 million and 15 million share purchase warrants valued at $8 million at the date of close. The share purchase warrants have a three-year term and an exercise price of $2.00 per share. The Company retained a GORR in the Marten Hills assets which was reclassified from E&E to PP&E for $41 million on the date of close. The investment in Headwater is held in other assets (see Note 20).

On September 6, 2018, the Company completed the sale of Cenovus Pipestone Partnership (“CPP”), a wholly-owned subsidiary, for cash proceeds of $625 million, before closing adjustments. CPP held the Company’s Pipestone and Wembley natural gas and liquids business in northwestern Alberta and included the Company’s 39 percent operated working interest in the Wembley gas plant. A before-tax loss of $797 million was recorded on the sale (after-tax – $557 million).